R.F. INTERNET SYSTEMS, INC.

                   Susquehanna Street Extension
                      White Haven, PA 18661
                          (570) 443-9575
                       Fax: (570) 443-9237

                       WINBEAM INCORPORATED

                      SUBSCRIPTION AGREEMENT

The undersigned, R.F. Internet Systems, Inc. an affiliate of EMCEE Broadcast Products, Inc. does hereby subscribe for and agree to take a total of Fifty Thousand (50,000) shares of the common stock of WinBeam Incorporated, a Pennsylvania corporation in consideration of Five Dollars ($5.00) per share, the total purchase price of such stock being $250,000, payment of which shall be made in good and certified funds.

Dated as of March 24, 2000

                            /s/ Allan J. Harding
                            Allan J. Harding
                            Vice President

The foregoing subscription is
acceptance as ofthe   31st   day
of    March  , 2000, on behalf
of WinBeam, Incorporated

/s/ Terrance B. Michael
Terrance B. Michael President